UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2009

GENEREX BIOTECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-29169	98-0178636
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

33 Harbour Square, Suite 202, Toronto, Ontario Canada	M5J 2G2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 9, 2009, Generex Biotechnology Corporation (the “Company”) received a letter from the NASDAQ Stock Market ("Nasdaq") indicating that the Company had not regained compliance with the $1.00 minimum bid price required for continued listing under Nasdaq Listing Rule 5550(a)(2) within the grace period previously allowed by Nasdaq following Nasdaq’s initial notice of noncompliance to the Company on July 23, 2008. The Company’s initial compliance period of 180 calendar days ending on January 20, 2009 was subsequently extended until November 9, 2009 due to Nasdaq’s temporary suspension of the minimum bid price requirement from October 16, 2008 until August 3, 2009.

Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), Nasdaq has given the Company an additional 180 calendar day compliance period because the Company met all other initial inclusion criteria (other than the minimum bid price requirement) as of January 6, 2009.  Therefore, the Company has 180 calendar days, or until May 5, 2010, to regain compliance with the rule. To regain compliance with the minimum bid price requirement, the closing bid price of the Company's common stock must close at $1.00 per share or more for a minimum of ten consecutive business days.

If, by May 5, 2010, the Company does not regain compliance with Nasdaq Listing Rule 5550(a)(2), it will receive written notification that its securities will be delisted.  At that time, the Company may appeal the delisting determination to a Nasdaq Hearings Panel.

While the Company will attempt to regain compliance with Nasdaq Listing Rule 5550(a)(2), there can be no assurance that the bid price of the Company’s listed securities will close at $1.00 per share or more for a minimum of ten consecutive business days during the additional compliance period.

A copy of the Nasdaq letter is included as Exhibit 99.1 hereto and is incorporated herein by reference.

On November 10, 2009, the Company issued a press release announcing its receipt of confirmation of the extension of the compliance period from Nasdaq. A copy of the press release is being furnished as Exhibit 99.2 to this report and is incorporated herein by reference

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Letter from NASDAQ Stock Market dated November 9, 2009

99.2	Press release issued by Generex Biotechnology Corporation on November 10, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION.

Date: November 10, 2009	/s/ Rose C. Perri
Chief Operating Officer and Chief Financial Officer (principal financial officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter from NASDAQ Stock Market dated November 9, 2009

99.2	Press release issued by Generex Biotechnology Corporation on November 10, 2009